EXHIBIT 99.1

News Release                                                            CONTACT:
                                                                        -------
                                                              Richard W. Edwards
                                                         Chief Financial Officer
                                                           Phone: (919) 645-6404
FOR IMMEDIATE RELEASE                         Email: redwards@capitalbank-nc.com


                 Earnings Milestone for Capital Bank Corporation


RALEIGH, N.C. - February 8, 2005 - Capital Bank Corporation (Nasdaq: CBKN), the parent company of Capital Bank, today reported that its annual 2004 earnings were $5,311,000 compared to $994,000 for the year ended December 31, 2003. This was the first time in the company's history that annual earnings have exceeded $5 million. Fully diluted earnings per share were $.77 for the year ended December 31, 2004 versus $.15 for 2003.

For the fourth quarter of 2004, net income was $1,390,000 or $.20 per fully diluted share. As previously announced, the company increased its quarterly dividend by 20% during the fourth quarter to $.06 per share.

Commenting on the company's results, Grant Yarber, President and CEO, stated, "We are extremely proud of the results the company achieved during 2004. We want to thank all of our customers for making 2004 a milestone year and congratulate our associates for their hard work and dedication. As the year began, we pledged to keenly focus on the following priorities:

     o    Strong, sustainable earnings
     o    A sound credit culture
     o    Disciplined growth in existing or adjacent markets
     o    Unparalleled customer service by experienced community bankers

The results of that focus helped us achieve a solid profit performance, and enabled us to fundamentally strengthen our bank for the long term. We will continue our efforts on responsibly growing deposits and loans, while steadily improving our margins and providing an incredible banking experience for our loyal customers. We are excited about the opportunities for the Capital Bank franchise in 2005 and beyond."

The provision for loan losses for the year ended December 31, 2004 was $1,038,000 compared to $8,247,000 for the same period of 2003. Net charge-offs for the year ended December 31, 2004 were $1,619,000 or 0.25% of average loans compared to $6,024,000 or 0.95% of average loans for the year ended December 31, 2003. The significant declines for the year in the provision expense and net charge-offs are the result of credit issues reported during the second and third quarters of last year. The allowance for loan losses at December 31, 2004 was 1.64% of total loans and 131% of nonperforming loans.

Net interest income increased by $2,012,000 for the year ended December 31, 2004 to $26,134,000. The company's net interest margin, on a tax equivalent basis, continued to increase during the fourth quarter of 2004 with the net interest margin increasing 14 basis points to 3.45% from the third quarter of 2004. For the years ended December 31, 2004 and 2003, the net interest margin was 3.28% and 3.06%, respectively. The continued increases in short-term interest rates have helped contribute to the increased margin as the company's assets, principally variable rate loans, repriced faster and more significantly than its liabilities.

Mortgage production, a large component of non-interest income, was significantly impacted by industry-wide lower origination volume. The company's non-interest income for the year ended December 31, 2004 declined compared to the comparable period of 2003, largely due to declines in mortgage income and securities gains realized in 2003, offset by the one-time gains noted in prior quarters of the branch and mortgage portfolio sales. Non-interest income was $6,905,000 for the year ended December 31, 2004 compared to $10,322,000 in the same period of 2003.

Non-interest expense was $23,824,000 for the year ended December 2004 compared to $25,165,000 in 2003. Declines in expense from 2003 levels are due to lower mortgage production and certain expenses associated with management changes from 2003, offset by increased compliance expenses associated with implementation of the Sarbanes-Oxley Act of 2002. Telecommunications expense increased as the company enhanced network speed among its banking offices.

Total consolidated assets on December 31, 2004 were $882.3 million compared to $857.7 million at the end of 2003. The loan portfolio showed continued growth during the quarter increasing $17.0 million or 10.6% annualized, excluding the mortgage portfolio sold. For the year ended December 31, 2004, loan growth, excluding the branch sale and mortgage portfolio sold, was $65 million or 11.1% annualized. Both increases were from internal growth and reflect improvement in the company's operations during 2004. The company's equity, excluding comprehensive income, increased during the quarter and, accordingly, the company continues to be well capitalized under regulatory capital guidelines.

Total deposit growth, excluding brokered deposits and the $40 million of deposits sold in the branch sale, for the year ended December 31, 2004 exceeded $48 million. DDA growth for 2004 was $9.3 million, after consideration of the branch deposits sold. The company also introduced its first branded deposit product, the "Summit CD" step certificate of deposit, which highlighted a successful fourth quarter deposit campaign.

Capital Bank Corporation, headquartered in Raleigh, N.C., with more than $880 million in total assets, offers a broad range of financial services. Capital Bank operates 20 banking offices in Raleigh (4), Sanford (3), Burlington (2), Asheville (3), Cary (2), Oxford, Wake Forest, Hickory, Greensboro, Graham and Siler City. The company's website is http://www.capitalbank-nc.com.

Information in this press release contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, and the effects of competition. Additional factors that could cause actual results to differ materially are discussed in Capital Bank Corporation's filings with the Securities and Exchange Commission, including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Capital Bank Corporation does not undertake a duty to update any forward-looking statements in this press release.


                                       ###




                            Capital Bank Corporation
                              Summary of Operations

                                                          Three Months       Three Months           Year                Year
                                                              Ended              Ended              Ended               Ended
(In thousands except per share data)                     December 31, 2004  December 31, 2003  December 31, 2004   December 31, 2003
                                                         -----------------  -----------------  -----------------   -----------------
Interest income                                              $ 11,201           $ 10,105            $ 42,391           $ 40,440
Interest expense                                                4,256              3,831              16,257             16,318
                                                             --------           --------            --------           --------
    Net interest income                                         6,945              6,274              26,134             24,122
Provision for loan losses                                         357                (12)              1,038              8,247
                                                             --------           --------            --------           --------
    Net interest income after provision for loan losses         6,588              6,286              25,096             15,875
Non-interest income                                             1,480              1,898               6,905             10,322
Non-interest expense                                            5,938              5,847              23,824             25,165
                                                             --------           --------            --------           --------
    Income before taxes                                         2,130              2,337               8,177              1,032
Income tax expense                                                740                766               2,866                 38
                                                             --------           --------            --------           --------
    Net income                                               $  1,390           $  1,571            $  5,311           $    994
                                                             ========           ========            ========           ========

Income per share - basic                                     $   0.21           $   0.24            $   0.79           $   0.15
                                                             ========           ========            ========           ========
Income per share - fully diluted                             $   0.20           $   0.24            $   0.77           $   0.15
                                                             ========           ========            ========           ========
Weighted average shares outstanding:
Basic                                                           6,729              6,607               6,713              6,656
Fully diluted                                                   6,886              6,795               6,886              6,794





                             End of Period Balances

                                                                         2004                                             2003
                                       -------------------------------------------------------------------------------------------
(In thousands except per share data)   December 31         September 30          June 30             March 31          December 31
                                       -----------         ------------          -------             --------          -----------
Total Assets                             $882,294            $875,713            $885,754            $891,703            $857,734
Investment securities                     160,580             154,694             150,340             159,349             165,913
Loans (gross) *                           654,867             657,359             657,537             642,407             625,945
Allowance for loan losses                  10,721              11,322              11,417              11,221              11,613
Total earning assets                      829,922             824,974             826,219             837,314             805,058
Deposits                                  654,976             647,037             671,796             678,817             629,619
Shareholders' equity                       77,738              76,370              72,615              75,440              72,923

Book value per share                        11.76               11.58               11.03               11.48               11.15
Tangible book value per share                9.78                9.59                8.84                9.28                8.93

                                Average Balances

                                                                         2004                                             2003
                                       -------------------------------------------------------------------------------------------
(In thousands)                         December 31         September 30          June 30             March 31          December 31
                                       -----------         ------------          -------             --------          -----------
Total assets                              883,483             884,853             878,083             870,473             873,162
Investments (at amortized cost)           156,018             152,648             154,244             162,290             165,392
Loans (gross) *                           658,518             660,628             652,074             629,264             635,871
Total earning assets                      819,867             823,299             818,849             806,401             811,448
Deposits                                  651,301             608,200             666,862             645,032             652,454
Shareholders' equity                       78,468              74,444              74,301              74,479              71,884

* Includes loans held for sale.

                            Capital Bank Corporation
                                Quarterly Results



                                                                              2004                                        2003
                                               -----------------------------------------------------------------------------------
(In thousands except per share data)           December 31      September 30         June 30           March 31        December 31
                                               -----------      ------------         -------           --------        -----------
Interest income                                  $ 11,201          $ 10,796          $ 10,163          $ 10,231          $ 10,105
Interest expense                                    4,256             4,107             3,932             3,962             3,831
                                                 --------          --------          --------          --------          --------
    Net interest income                             6,945             6,689             6,231             6,269             6,274
Provision for loan losses                             357               268               297               116               (12)
                                                 --------          --------          --------          --------          --------
    Net interest income after provision             6,588             6,421             5,934             6,153             6,286
Non-interest income                                 1,480             2,280             1,544             1,601             1,898
Non-interest expense                                5,938             6,179             6,070             5,637             5,847
                                                 --------          --------          --------          --------          --------
    Income before taxes                             2,130             2,522             1,408             2,117             2,337
Income tax expense                                    740               872               517               737               766
                                                 --------          --------          --------          --------          --------
    Net income                                   $  1,390          $  1,650          $    891          $  1,380          $  1,571
                                                 ========          ========          ========          ========          ========

Income per share - basic                         $   0.21          $   0.25          $   0.13          $   0.21          $   0.24
                                                 ========          ========          ========          ========          ========
Income per share - fully diluted                 $   0.20          $   0.24          $   0.13          $   0.20          $   0.24
                                                 ========          ========          ========          ========          ========
Weighted average shares outstanding:
    Basic                                           6,729             6,720             6,709             6,689             6,607
    Fully diluted                                   6,886             6,883             6,883             6,887             6,795

                         Quarterly Net Interest Margin *

                                                                              2004                                        2003
                                               -----------------------------------------------------------------------------------
                                               December 31      September 30         June 30           March 31        December 31
                                               -----------      ------------         -------           --------        -----------
Yield on earning assets                              5.51%             5.30%             5.07%             5.16%             5.08%
Cost of interest bearing liabilities                 2.31%             2.21%             2.15%             2.17%             2.08%
Net interest spread                                  3.20%             3.09%             2.92%             2.99%             3.00%
Free funds benefit                                   0.25%             0.22%             0.22%             0.20%             0.18%
Net interest margin                                  3.45%             3.31%             3.14%             3.19%             3.18%

  * Annualized and on a fully taxable equivalent basis



                              Nonperforming Assets

                                                                              2004                                        2003
                                               -----------------------------------------------------------------------------------
                                               December 31      September 30         June 30           March 31        December 31
(In thousands)                                 -----------      ------------         -------           --------        -----------
Commercial and
  commercial real estate                           $3,964            $4,401            $3,740            $3,339            $3,766
Consumer                                              312               151               247               252               258
Equity lines                                          415               363               314               326               271
Construction                                        1,622             1,314               580               580             1,444
Mortgage                                            1,898             2,034             1,837             1,980             2,271
                                                   ------            ------            ------            ------            ------
  Total nonperforming loans                         8,211             8,263             6,718             6,477             8,010
Other real estate owned                               418               825               412               416               978
                                                   ------            ------            ------            ------            ------
  Total nonperforming assets                       $8,629            $9,088            $7,130            $6,893            $8,988
                                                   ======            ======            ======            ======            ======

Nonperforming assets include loans that are 90 days or more past due or in nonaccrual status and other real estate owned

                                   Key Ratios


                                                                              2004                                        2003
                                               -----------------------------------------------------------------------------------
(Dollars in thousands)                         December 31      September 30         June 30           March 31        December 31
                                               -----------      ------------         -------           --------        -----------

Net charge-offs                                       647               363               101               508               476
Net charge-offs as a percent of
    average loans (annualized)                       0.39%             0.22%             0.06%             0.32%             0.30%
Allowance for loan losses as a
    percent of total loans **                        1.64%             1.72%             1.74%             1.75%             1.86%
Nonperforming assets as a percent of
    total assets                                     0.98%             1.04%             0.80%             0.77%             1.05%
Allowance for loan losses as a
    percent of nonperforming loans **                 131%              137%              170%              173%              145%

** Effective December 31, 2004, the reserve for off balance sheet credit risk was reclassified from the allowance for loan losses to other liabilities. Prior period balances and ratios involving the allowance for loan losses have not been restated. The reserve reclassified was $311,000.

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
December 31, 2004 and December 31, 2003


                                                               December 31,      December 31,
ASSETS                                                              2004           2003           Changes         % Change
-------------------------------------------------------------------------------------------      ---------       ----------
                                        (In thousands)                  (Unaudited)
Cash and due from banks:
     Interest-earning                                            $     971       $     569       $     402              71%
     Non-interest-earning                                           22,036          21,839             197               1%
Federal funds sold and short term investments                            4           3,202          (3,198)           -100%
Investment securities - available for sale, at fair value          147,244         165,913         (18,669)            -11%
Investment securities - held to maturity, at amortized cost         13,336              --          13,336              n/a
Loans-net of unearned income and deferred fees                     654,867         625,945          28,922                5%
Allowance for loan losses                                          (10,721)        (11,613)            892              -8%
                                                                 ---------       ---------       ---------       ---------
        Net loans                                                  644,146         614,332          29,814               5%
                                                                 ---------       ---------       ---------       ---------
Premises and equipment, net                                         15,608          14,190           1,418              10%
Bank owned life insurance                                           13,500           9,429           4,071              43%
Deposit premium and goodwill, net                                   13,065          14,530          (1,465)            -10%
Deferred tax assets                                                  5,985           6,492            (507)             -8%
Other assets                                                         6,399           7,238            (839)            -12%
                                                                 ---------       ---------       ---------       ---------

            Total assets                                         $ 882,294       $ 857,734       $  24,560               3%
                                                                 =========       =========       =========       =========

LIABILITIES
Deposits:
     Demand, non-interest bearing                                $  65,673       $  58,350       $   7,323              13%
     Savings, money market accounts and interest checking          193,435         200,452          (7,017)             -4%
     Time deposits                                                 395,868         370,817          25,051               7%
                                                                 ---------       ---------       ---------       ---------
        Total deposits                                             654,976         629,619          25,357               4%
                                                                 ---------       ---------       ---------       ---------
Repurchase agreements and federal funds purchased                   16,755          11,014           5,741              52%
Borrowings                                                         102,320         114,591         (12,271)            -11%
Subordinated debentures                                             20,620          20,620              --               0%
Other liabilities                                                    9,885           8,967             918              10%
                                                                 ---------       ---------       ---------       ---------
            Total liabilities                                      804,556         784,811          19,745               3%
                                                                 ---------       ---------       ---------       ---------

STOCKHOLDERS' EQUITY
Common stock, no par value; 20,000,000 shares authorized;
     6,612,787 and 6,541,495 issued and outstanding as of
     2004 and 2003, respectively                                    68,341          67,381             960               1%
Retained earnings                                                    9,092           5,165           3,927              76%
Accumulated other comprehensive income                                 305             377             (72)            -19%
                                                                 ---------       ---------       ---------       ---------
            Total stockholders' equity                              77,738          72,923           4,815               7%
                                                                 ---------       ---------       ---------       ---------
            Total liabilities and stockholders' equity           $ 882,294       $ 857,734       $  24,560               3%
                                                                 =========       =========       =========       =========




CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Twelve Months Ended December 31, 2004 and 2003
                                                                     2004              2003           Changes          % Change
----------------------------------------------------------------------------------------------      -----------      ------------
                           (In thousands)                                 (Unaudited)
Interest income:
     Loans and loan fees                                         $    35,704       $    34,352      $     1,352                 4%
     Investment securities                                             6,531             5,898              633                11%
     Federal funds and other interest income                             156               190              (34)              -18%
                                                                 -----------       -----------      -----------       -----------
        Total interest income                                         42,391            40,440            1,951                 5%
                                                                 -----------       -----------      -----------       -----------

Interest expense:
     Deposits                                                         11,782            12,070             (288)               -2%
     Borrowings and repurchase agreements                              4,475             4,248              227                 5%
                                                                 -----------       -----------      -----------       -----------
        Total interest expense                                        16,257            16,318              (61)                0%
                                                                 -----------       -----------      -----------       -----------
        Net interest income                                           26,134            24,122            2,012                 8%
     Provision for loan losses                                         1,038             8,247           (7,209)              -87%
                                                                 -----------       -----------      -----------       -----------
        Net interest income after provision for loan losses           25,096            15,875            9,221                58%
                                                                 -----------       -----------      -----------       -----------

Noninterest income:
     Deposit service charges and other fees                            2,948             2,858               90                 3%
     Mortgage banking revenues                                         1,288             4,864           (3,576)              -74%
     Net gain on sale of securities                                       18               442             (424)              -96%
     Gain on sale of branches                                          1,164                --            1,164                n/a
     Loss on sale of mortgage loan portfolio                            (320)               --             (320)               n/a
     Other noninterest income                                          1,807             2,158             (351)              -16%
                                                                 -----------       -----------      -----------       -----------
        Total noninterest income                                       6,905            10,322           (3,417)              -33%
                                                                 -----------       -----------      -----------       -----------

Noninterest expenses:
     Salaries and employee benefits                                   12,125            13,895           (1,770)              -13%
     Occupancy                                                         2,366             2,226              140                 6%
     Furniture and equipment                                           1,683             1,469              214                15%
     Data processing                                                   1,130             1,164              (34)               -3%
     Advertising                                                         869               721              148                21%
     Amortization of deposit premiums                                    247               310              (63)              -20%
     Professional fees                                                   989             1,017              (28)               -3%
     Telecommunications                                                  542               337              205                61%
     Other expenses                                                    3,873             4,026             (153)               -4%
                                                                 -----------       -----------      -----------       -----------
        Total noninterest expenses                                    23,824            25,165           (1,341)               -5%
                                                                 -----------       -----------      -----------       -----------
           Net income before tax expense                               8,177             1,032            7,145               692%
     Income tax expense                                                2,866                38            2,828              7442%
                                                                 -----------       -----------      -----------       -----------

           Net income                                            $     5,311       $       994      $     4,317               434%
                                                                 ===========       ===========      ===========       ===========

Earnings per share - basic                                       $      0.79       $      0.15      $      0.64               427%
                                                                 ===========       ===========      ===========       ===========
Earnings per share - diluted                                     $      0.77       $      0.15      $      0.62               413%
                                                                 ===========       ===========      ===========       ===========
Weighted Average Shares:
Basic                                                              6,712,502         6,655,926           56,576                 1%
                                                                 ===========       ===========      ===========       ===========
Fully Diluted                                                      6,885,700         6,793,872           91,828                 1%
                                                                 ===========       ===========      ===========       ===========



CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended December 31, 2004 and 2003
                                                                      2004            2003           Changes         % Change
---------------------------------------------------------------------------------------------       -----------      -------------
                           (In thousands)                                (Unaudited)
Interest income:
     Loans and loan fees                                         $     9,499      $     8,425       $     1,074                13%
     Investment securities                                             1,664            1,654                10                 1%
     Federal funds and other interest income                              38               26                12                46%
                                                                 -----------      -----------       -----------       -----------
        Total interest income                                         11,201           10,105             1,096                11%
                                                                 -----------      -----------       -----------       -----------

Interest expense:
     Deposits                                                          3,036            2,807               229                 8%
     Borrowings and repurchase agreements                              1,220            1,024               196                19%
                                                                 -----------      -----------       -----------       -----------
        Total interest expense                                         4,256            3,831               425                11%
                                                                 -----------      -----------       -----------       -----------
        Net interest income                                            6,945            6,274               671                11%
     Provision for loan losses                                           357              (12)              369               n/a
                                                                 -----------      -----------       -----------       -----------
        Net interest income after provision for loan losses            6,588            6,286               302                 5%
                                                                 -----------      -----------       -----------       -----------

Noninterest income:
     Service charges and other fees                                      698              704                (6)               -1%
     Mortgage banking revenues                                           281              593              (312)              -53%
     Net gain on sale of securities                                        4               --                 4               n/a
     Gain on sale of branches                                             34               --                34               n/a
     Loss on sale of mortgage loan portfolio                              34               --                34               n/a
     Other noninterest income                                            429              601              (172)              -29%
                                                                 -----------      -----------       -----------       -----------
        Total noninterest income                                       1,480            1,898              (418)              -22%
                                                                 -----------      -----------       -----------       -----------

Noninterest expenses:
     Salaries and employee benefits                                    3,092            2,797               295                11%
     Occupancy                                                           588              586                 2                 0%
     Furniture and equipment                                             397              394                 3                 1%
     Data processing                                                     295              298                (3)               -1%
     Advertising                                                         219              149                70                47%
     Amortization of deposit premiums                                     60               77               (17)              -22%
     Professional fees                                                   338              367               (29)               -8%
     Telecommunications                                                  155              122                33                27%
     Other expenses                                                      794            1,057              (263)              -25%
                                                                 -----------      -----------       -----------       -----------
        Total noninterest expenses                                     5,938            5,847                91                 2%
                                                                 -----------      -----------       -----------       -----------
           Net income before tax expense                               2,130            2,337              (207)               -9%
     Income tax expense                                                  740              766               (26)               -3%
                                                                 -----------      -----------       -----------       -----------

           Net income                                            $     1,390      $     1,571       $      (181)              -12%
                                                                 ===========      ===========       ===========       ===========

Earnings per share - basic                                       $      0.21      $      0.24       $     (0.03)              -13%
                                                                 ===========      ===========       ===========       ===========
Earnings per share - diluted                                     $      0.20      $      0.24       $     (0.04)              -17%
                                                                 ===========      ===========       ===========       ===========

Weighted Average Shares Used for EPS
Basic                                                              6,728,527        6,607,086           121,441                 2%
                                                                 ===========      ===========       ===========       ===========
Fully Diluted                                                      6,886,173        6,795,447            90,726                 1%
                                                                 ===========      ===========       ===========       ===========
